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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 25, 2003



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                   -------------------------------------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                   001-15181                  04-3363001
(State or other jurisdiction of   (Commission File           (I.R.S. Employer
 incorporation or organization)       Number)               Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100



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ITEM 5. OTHER EVENTS

     On September 25, 2003 we announced the appointment of a new director, Thomas Magnanti. Further information is included in our press release filed as
Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c) Exhibits

        99.1  Press Release dated September 25, 2003




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Fairchild Semiconductor International, Inc.

     Date: September 25, 2003               /s/ Matthew W. Towse
                                            -------------------------------
                                            Matthew W. Towse
                                            Senior Vice President and Chief
                                             Financial Officer
                                            (Principal Financial Officer and
                                             Duly Authorized Officer)